Exhibit 10.1

SUBSCRIPTION AGREEMENT

PERSHING GOLD CORPORATION

Pershing Gold Corporation

1658 Cole Boulevard

Building 6, Suite 200

Lakewood, Colorado 80401

Attn: Stephen Alfers, President & CEO

Ladies and Gentlemen:

1.  Subscription.  The undersigned (the “Purchaser”) agrees to purchase from Pershing Gold Corporation, a Nevada corporation (the “Company”), the number of shares (collectively, the “Shares”) of the Company’s common stock par value $0.0001 per share (the “Common Stock”), set forth on the signature page to this Subscription Agreement, at a purchase price of $0.28 per Share. The Shares are being offered and sold (the “Offering”) by the Company pursuant to the offering terms set forth herein and in the other Transaction Documents (as defined below).

The sale and purchase of the Shares shall take place at a closing (the “Closing”) to be held at the offices of Davis Graham & Stubbs LLP, 1550 Seventeenth St., Suite 500, Denver, Colorado, at 10:00 a.m., M.D.T., on the second business day following the satisfaction or waiver of all conditions to the obligations of the parties set forth herein and in the other Transaction Documents (other than such conditions as may, by their terms, only be satisfied at the Closing or on the Closing Date), or at such other place or at such other time or on such other date as the Company and the Purchaser mutually agree in writing. The day on which the Closing takes place is referred to as the “Closing Date.”      Certain capitalized terms used, but not otherwise defined herein, will have the respective meanings provided in the Share Purchase Agreement.

At the Closing, Purchaser and the Company shall each deliver executed copies of (a) that certain Share Purchase Agreement dated as of the date hereof between Purchaser and the Company (the “Share Purchase Agreement”), and (b) that certain Registration Rights Agreement dated as of the date hereof between Purchaser and the Company (the “Registration Rights Agreement”), and all exhibits, supplements and schedules thereto, as such may be amended from time to time (collectively the “Transaction Documents”).

2.             Payment. The Purchaser shall make payment of the purchase price for the Shares by wire transfer of immediately available funds, pursuant to the wire transfer instructions attached hereto as Exhibit B. All payments shall be made in U.S. dollars. Together with the wire transfer of the full purchase price, the Purchaser is delivering a completed and executed Signature Page to this Subscription Agreement along with a completed and executed Canadian Accredited Investor Certificate, which are annexed hereto.

3.	[Reserved]

4.	[Reserved]

5.            Representations and Warranties of the Purchaser. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)          None of the Shares have been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws. The Purchaser understands that the offering and sale of the Shares is intended to be exempt from the registration requirements of the Securities Act, by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder, and/or excluded from such registration requirements pursuant to Rule 903 of Regulation S promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement and the Share Purchase Agreement;

(b)          The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received and have carefully reviewed this Subscription Agreement, and each of the Transaction Documents and all other documents requested by the Purchaser or its Advisors, if any, and understand the information contained therein, prior to the execution of this Subscription Agreement;

(c)          All documents, records, and books pertaining to the investment in the Shares including, but not limited to, all information regarding the Company and the Shares, have been made available for inspection and reviewed by the Purchaser and its Advisors, if any;

(d)          The Purchaser hereby acknowledges receipt and careful review of this Agreement, the Share Purchase Agreement, the Registration Rights Agreement, and all exhibits, annexes and appendices thereto, and has had access to the Company’s Annual Report on Form 10-K and the exhibits thereto for the fiscal year ended December 31, 2013 (the “Form 10-K”) and all subsequent periodic and current reports filed with the Commission as publicly filed with and available at the website of the Commission which can be accessed at www.sec.gov, and hereby represents that the Purchaser has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Purchaser or its Advisors have requested or desired to know, and the Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from the Company’s officers and any other persons authorized by the Company to answer such questions, concerning, among other related matters, the Offering, the Shares, the Transaction Documents and the business, financial condition, results of operations and prospects of the Company and all such questions have been answered by the Company to the full satisfaction of the Purchaser and its Advisors, if any;

(e)          In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated herein or in the other Transaction Documents, and the Company’s filings with the United States Securities and Exchange Commission;

(f)          The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Shares through or as a result of, any form of general solicitation or general advertising (as those terms are used in Rule 502(c) of Regulation D under the Securities Act) including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Shares and is not subscribing for the Shares and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(g)          The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby;

(h)          The Purchaser, either alone or together with its Advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Shares and the Company and to make an informed investment decision with respect thereto;

(i)          The Purchaser is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in any of the Shares and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors;

(j)          The Purchaser is acquiring the Shares solely for such Purchaser’s own account for investment purposes and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of any of the Shares and the Purchaser has no plans to enter into any such agreement or arrangement; provided however that nothing herein shall be construed to prevent the Purchaser from subsequently offering, selling, pledging, hypothecating, or otherwise transferring or disposing of the Shares, directly or indirectly, so long as any such transaction is registered under the Securities Act or exempt from the registration requirements of the Securities Act and made in compliance with any applicable securities laws (including state, local and Canadian securities laws);

(k)          The Purchaser understands and agrees that purchase of the Shares is a high risk investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Purchaser must bear the substantial economic risks of the investment in the Shares indefinitely because none of the Shares may be offered, sold, pledged, hypothecated or otherwise transferred or disposed of, directly or indirectly, unless (i) subsequently registered under the Securities Act and any applicable state securities laws or an exemption from such registration requirements is available and (ii) such offer, sale, pledge, hypothecation, transfer or disposal complies with Canadian securities laws. The legend substantially in the form set forth in Section (aa) below will be placed on the certificates representing the Shares to the effect that such securities have not been registered under the Securities Act or any applicable state securities laws, and also as to resale restrictions under applicable Canadian securities laws, and appropriate notations thereof will be made in the Company’s books;

(l)          The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Shares for an indefinite period of time;

(m)          The Purchaser is aware that an investment in the Shares involves a number of very significant risks and has carefully read and considered the Company's periodic filings with the Commission, and, in particular, the matters under the caption “Risk Factors” in such filings with the Commission, and understands any of such risk may materially adversely affect the Company’s operations and future prospects;

(n)          The Purchaser is eligible to purchase the Shares pursuant to an exemption from the prospectus requirements of applicable Canadian securities laws. The Purchaser has completed and delivered to the Company the applicable Canadian Accredited Investor Certificate (the form of which is attached to this Agreement, evidencing the Purchaser’s status under applicable Canadian securities laws) and confirms the truth and accuracy of all statements made in such certificate as of the date hereof and as of the time of the applicable Closing;

(o)          The Purchaser represents that: it is an “accredited investor” that meets one or more of the categories set forth in Rule 501(a) of Regulation D under the Securities Act and it is purchasing as principal for its own account and it was not formed for the specific purpose of acquiring the Shares; it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of, state (or equivalent) law or its charter or other organizational documents; it has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares; the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action; and this Subscription Agreement has been duly executed and delivered on behalf of the Purchaser and is a legal, valid and binding obligation of the Purchaser. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q)          The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption or exclusion from registration under the Securities Act and any state securities laws in connection with the offering of securities as described herein and in the other Transaction Documents;

(r)          The Purchaser has significant prior investment experience, including investment in non-listed and unregistered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive. This investment is a suitable one for the Purchaser;

(s)          The Purchaser acknowledges that any and all estimates or forward-looking statements or projections included in the Company’s filing with the Commission were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon;

(t)          No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the offering of the Shares other than those set forth herein or in the other Transaction Documents;

(u)          Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(v)         THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS OR EXCLUSIONS FROM THE REGISTRATION REQUIREMENTS. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED OR DISPOSED OF, DIRECTLY OR INDIRECTLY, EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, PURSUANT TO TRANSACTION OUTSIDE THE UNITED STATES PURSUANT TO THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS (INCLUDING STATE, LOCAL OR CANADIAN SECURITIES LAWS). THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(w)          In making an investment decision, the Purchaser has relied on its own examination of Company and the terms of the Offering, including the merits and risks involved.

(x)          [Reserved]

(y)          The Purchaser has read each of the Transaction Documents in its entirety and all exhibits and annexes thereto, including, but not limited to, all information relating to the Company and the Shares, and understands fully to its full satisfaction all information included in such Transaction Documents;

(z)          The Purchaser represents that (i) the Purchaser was contacted regarding the sale of the Shares by the Company while outside the United States;; (ii) the Purchaser is not a “U.S. person” as defined in Rule 902 of Regulation S under the Securities Act (“U.S. Person”); (iii) the Purchaser is acquiring the Shares and has executed (or its authorized signatory has executed) this Agreement outside of the United States in accordance with Regulation S under the Securities Act; (iv) the purchase of the Shares by the Purchaser is for the Purchaser’s own account and not for the account or benefit of any U.S. Person or person in the United States; and (v) the Purchaer hereby agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.

(aa)         The Purchaser consents to the placement of a legend on any certificate or other document evidencing the Shares that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Shares. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED PURSUANT TO AN OCTOBER 2014 PRIVATE PLACEMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED, DIRECTLY OR INDIRECTLY, EXCEPT: (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION THEREOF UNDER THE ACT; (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN ACCORDANCE WITH ANY LOCAL LAWS AND REGULATIONS, (D) IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF (C), (D) OR (E) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OF RECOGNIZED STANDING, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

The above legend may be removed by delivery to the registrar and transfer agent for the Shares and to the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under the applicable requirements of the Securities Act.

In addition to the foregoing legend, the following legend (the “Canadian Legend”) shall also be placed on each certificate issued to Purchaser, in form substantially similar to the following:

“CANADIAN LEGEND: UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [INSERT THE DISTRIBUTION DATE] AND (II) THE DATE THE COMPANY BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.”

In order to remove the Canadian Legend from the certificates evidencing the Shares, the Company may require such evidence from the Purchaser, which may include an opinion of Canadian legal counsel, that is satisfactory to the Company confirming that the Canadian Legend is no longer required to be affixed to the certificates evidencing the Shares.

(bb)         The Purchaser represents that it is not a FINRA member or an affiliate of a FINRA member firm.

(cc)         The Purchaser agrees not to issue any public statement with respect to the Offering, Purchaser’s investment or proposed investment in the Company or the terms of any agreement or covenant between it and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or the rules and regulations of any stock exchange on which the Purchaser’s securities may be traded or quoted.

(dd)         The Purchaser acknowledges that the Shares are not being qualified pursuant to a prospectus for distribution to the public in Canada under applicable Canadian securities laws and are not freely tradeable.

(gg)         The Purchaser acknowledges that the terms and conditions of the Offering and the information contained in the Transaction Documents or otherwise made available to the Purchaser is confidential and non-public and agrees that all such information shall be kept in confidence by the Purchaser and neither used by the Purchaser for the Purchaser’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Purchaser’s subscription may not be accepted by the Company; provided, however, that (a) the Purchaser may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to the Purchaser with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

(hh)         The Purchaser understands that Rule 144 promulgated under the Securities Act (“Rule 144”) requires, among other conditions, a minimum holding period of six-months prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Purchaser understands and hereby acknowledges that, except as provided in the Registration Rights Agreement, the Company is under no obligation to register the Shares under the Securities Act or any state securities or “blue sky” laws or to assist the Purchaser in obtaining an exemption from various registration requirements, other than as set forth herein.

6.            Representations and Warranties of the Company. The Company hereby acknowledges, represents and warrants to the Purchaser that the Company’s representations in the Share Purchase Agreement are true and correct as of the date hereof.

7.            Indemnification. The Purchaser agrees to indemnify and hold harmless the Company and each of its officers, directors, managers, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement or any other Transaction Document.

8.            Binding Effect. This Subscription Agreement will be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns.

9.            Modification. This Subscription Agreement will not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

10.           Notices. Any notice or other communication required or permitted to be given hereunder will be in writing and will be mailed by certified mail, return receipt requested, or delivered by reputable overnight courier such as FedEx against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth in the Share Purchase Agreement or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party will have furnished in writing in accordance with the provisions of this Section 10). Any notice or other communication given by certified mail will be deemed given at the time of certification thereof, except for a notice changing a party’s address which will be deemed given at the time of receipt thereof. Any notice or other communication given by overnight courier will be deemed given at the time of delivery.

11.           Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of any of the Shares will be made only in accordance with all applicable laws.

12.           Applicable Law. This Subscription Agreement will be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. The parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the parties may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

13.           Blue Sky Qualification. The purchase of Shares pursuant to this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable federal and state securities laws.

14.           Use of Pronouns. All pronouns and any variations thereof used herein will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

15.           Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any trade or business secrets of the Company and any business materials that are treated by the Company as confidential or proprietary, including, without limitation, confidential information obtained by or given to the Company about or belonging to third parties.

16.           Miscellaneous.

(a)          This Subscription Agreement, together with the other Transaction Documents, constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)          Each of the Purchaser’s and the Company’s representations and warranties made in this Subscription Agreement will survive the execution and delivery hereof and delivery of the Shares.

(c)          Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)          This Subscription Agreement may be executed in one or more counterparts each of which will be deemed an original, but all of which will together constitute one and the same instrument.

(e)          Each provision of this Subscription Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)          Paragraph titles are for descriptive purposes only and will not control or alter the meaning of this Subscription Agreement as set forth in the text.

(g)          It is the express wish of the parties to this Agreement that this Agreement and all related documents be draft in English. Les parties aux présentes conviennent et exigent que cette convention ainsi que tous les documents s’y attachant soient rédigés en langue anglaise.

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ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

PERSHING GOLD CORPORATION

SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

Purchaser hereby elects to purchase a total of ____________ Shares at a purchase price of $0.28 per Share.

Date: __________________, 2014

[Purchaser Name]

By:
Name:
Title:

Address:

[Purchaser Address]

AGREED AND ACCEPTED:

PERSHING GOLD CORPORATION

By:
	Name:	Date
Title:

CANADIAN ACCREDITED INVESTOR CERTIFICATE

TO:	PERSHING GOLD CORPORATION (the “Company”)

RE:	Purchase of Shares of the Company

Representations and Warranties

In connection with the purchase by the undersigned (the “Purchaser”) of shares of the Company’s common stock (the “Shares”), the Purchaser hereby represents, warrants and certifies to the Company that the Purchaser:

(i)	is purchasing the Shares as principal;

(ii)	is resident in or is subject to the laws of the Province of British Columbia;is an “accredited investor” (as defined in National Instrument 45-106 – Prospectus and Registration Exemptions) by virtue of being a person, other than an individual or investment fund, that has net assets of at least CAD$5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities (including the Shares) as an accredited investor;

(iii)	has not been provided with an offering memorandum (as such term is defined in applicable Canadian securities laws) in connection with the purchase of the Shares, and is relying solely on the Company’s filing with the Commission;

(iv)	agrees and understands that (i) the Company is not a “reporting issuer” (as such term is defined under applicable Canadian securities laws) in any province or territory of Canada, (ii) the distribution of the Shares to the Purchaser is being made on a private placement basis only and is exempt from the requirement that the Company prepare and file a prospectus with the Canadian securities regulatory authorities, (iii) any resale of the Shares must be made in accordance with applicable Canadian securities laws, which may require resales to be made in accordance with exemptions from the prospectus requirements of Canadian securities laws, pursuant to a discretionary exemption therefrom or in a transaction not otherwise subject to such requirements (which Canadian resale restrictions may in some circumstances apply to resales of the Shares made outside of Canada);

(v)	will comply with applicable Canadian securities laws in connection with any resale or transfer of the Shares and, if requested by the Company in connection with any transfer of the Shares, the Purchaser will provide such evidence, which may include an opinion of Canadian legal counsel, that is satisfactory to the Company confirming that such resale or transfer complies with the requirements of Canadian securities laws;

(vi)	is not an "insider" (within the meaning of applicable Canadian securities laws) of the Company and is not registered as a dealer, adviser or otherwise under the applicable Canadian securities laws; and

(vii)	is purchasing the Shares from the Company and is dealing directly with the Company in connection with such purchase.

Important Information Regarding the Collection of Personal Information

The Company is required to file a report of trade with all applicable securities regulatory authorities containing personal information about the Purchaser and, if applicable, any disclosed beneficial purchaser of the Shares. The Purchaser acknowledges that it has been notified by the Company:

(i)	of such delivery of a report of trade containing the full name, residential address and telephone number of each Purchaser or disclosed beneficial purchaser, the number and type of Shares purchased, the total purchase price paid for such Shares, the date of the purchase and the prospectus exemption relied upon under applicable securities laws to complete such purchase;

(ii)	that information concerning the Purchaser will be disclosed to the British Columbia Securities Commission (“BCSC”) and may become available to the public in accordance with the requirements of applicable securities and freedom of information laws and the Purchaser consents to the disclosure of the information;

(iii)	that this information is collected indirectly by the BCSC under the authority granted to it under, and for the purposes of the administration and enforcement of, securities legislation and, by purchasing the Shares, the Purchaser shall be deemed to have authorized such indirect collection of personal information by the BCSC; and

(iv)	that questions about such indirect collection of information by the BCSC should be directed to the following telephone numbers (604) 899-6500 or 1-800-373-6393 (toll free access across Canada) or by facsimile at (604) 899-6581 or in person or writing at P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, British Columbia, V7Y.

By completing this certificate, the Purchaser authorizes the indirect collection of this information by each applicable securities regulatory authority or regulator and acknowledges that such information is made available to the public under applicable securities legislation.

Certified at _________________, on this _____ day of _______, 201___.

[Purchaser Name]

By:
Name:
Title: